                                                                  Execution Copy

                 FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment and Waiver") dated as of November 12, 1998, by and among PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company"), PREFERRED NETWORKS, INC., a Georgia corporation (the "Parent", the Parent, together with the Company, the "Borrowers"), and NATIONSBANK, N.A., successor to NationsBank, N.A. (South) (the "Lender").

         WHEREAS, the Borrowers and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996, as amended as of December 20, 1996, as of March 12, 1997, as of April 11, 1997 and as of March 19, 1998 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrowers and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by deleting Section 8.5 thereof in its entirety and substituting in its place the following:

         "8.5     EBITDA TO PROJECTED EBITDA

                  The Parent shall not permit the EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters ending on the dates set forth below to be less than the corresponding percentage set forth below of Projected EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such four quarter period:

          FOUR QUARTER PERIOD ENDING:                                 PERCENTAGE OF PROJECTED EBITDA:

          December 31, 1998                                                        25%

          Each March 31, June 30, September 30 and December                        75%
          31 thereafter


         Section 2. Interest Rate Restriction. Notwithstanding anything set forth in the Credit Agreement to the contrary, all Loans made to the Borrowers after the date hereof shall be Base Rate Loans. Any LIBOR Loan outstanding on the date hereof shall automatically convert to a Base Rate Loan on the last day of such LIBOR Loan's current Interest Period and may not be continued by either Borrower as a LIBOR Loan.

         Section 3. Waiver. The Lender hereby waives the Event of Default that has occurred pursuant to Section 9.4(i) of the Credit Agreement arising by reason of the failure of the Parent to perform its obligations under Section 8.5 of the Credit Agreement during the fiscal quarter of the Parent ending September 30, 1998.

         Section 4. Conditions Precedent to Effectiveness of this Amendment and Waiver. The effectiveness of this Amendment and Waiver is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

         (a) A counterpart of this Amendment and Waiver duly executed by the Company, the Parent and each Guarantor;

         (b)      Payment of a fee to the Lender in the amount of $13,750; and

         (c) Such other documents, instruments and agreements as the Lender may reasonably request.

         Section 5. Representations. Each of the Borrowers represents and warrants to the Lender that:

         (a) Authorization; No Conflict. The execution and delivery by the Borrowers of this Amendment and Waiver and the performance by the Borrowers of this Amendment and Waiver and the Credit Agreement, as amended by this Amendment and Waiver, in accordance with their respective terms (a) have been duly authorized by all requisite corporate and, to the extent required, stockholder action (or membership action in the case of a limited liability company) on the part of each Borrower and (b) will not (i) violate any provision of Applicable Law, or any order of any Governmental Authority or any provision of the certificate in incorporation, articles of organization or other comparable organizational instrument or by-laws or operating agreement of either Borrower,
(ii) violate, conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or an event of default under any Material Contract to which either Borrower is a party or by which each Borrower or any of its property is or may be bound, or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrowers.

         (b) Enforceability. This Amendment and Waiver has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and Waiver and the Credit Agreement, as amended by this Amendment and Waiver, is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting generally the enforcement of creditors' rights and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         Section 6. Reaffirmation by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment and Waiver in full.

         Section 7. Reaffirmation by Guarantors. Each of the Guarantor reaffirms its continuing obligations to the Lender under its Guaranty, and agrees that this Amendment and Waiver shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

         Section 8. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Waiver.

         Section 9. Expenses. The Company shall reimburse the Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and Waiver and the other agreements and documents executed and delivered in connection herewith.

         Section 10. Benefits. This Amendment and Waiver shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 11. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained in Section 1 herein shall be deemed to have prospective application only. The waiver contained in Section 2 herein shall not be construed to be a waiver of any other Event of Default that may be in existence as of the date hereof. Further, this Amendment and Waiver shall not be construed as a waiver of any future violation of Section 8.5 or any of the other terms and conditions of the Credit Agreement nor shall the Borrowers, by receipt of this waiver, expect that such a waiver will be given in the future.

         Section 13. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same original instrument.

         Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement and Waiver to be executed as of the date first above written.


                                  THE LENDER:

                                  NATIONSBANK, N.A.


                                  By: /s/ Anne P. Appleby
                                      -------------------
                                       Name: Anne P. Appleby
                                       Title: Senior Vice President


                                  THE PARENT:

                                  PREFERRED NETWORKS, INC.


                                  By: /s/ Mark H. Dunaway
                                      -------------------
                                       Name: Mark H. Dunaway
                                       Title: Chief Executive Officer


                                  THE COMPANY:

                                  PNI SYSTEMS, LLC

                                  By: Preferred Networks, Inc., its Manager


                                  By: /s/ Mark H. Dunaway
                                      -------------------
                                       Name: Mark H. Dunaway
                                       Title: Chief Executive Officer

                       [Signatures Continued on Next Page]

     [SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER DATED
              AS OF NOVEMBER 12, 1998 FOR PREFERRED NETWORKS, INC.]

                                            THE GUARANTORS:

PNI SPECTRUM, LLC                                      PREFERRED TECHNICAL
                                                         SERVICES, INC.

By:  Preferred Networks, Inc., its Manager
                                                       By: /s/ Mark H. Dunaway
                                                           ---------------------------------
                                                           Name:  Mark H. Dunaway
       By:/s/ Mark B. Jones                                Title: Chief Executive Officer
          ---------------------------------
          Name: Mark B. Jones
          Title: Secretary

PNI GEORGIA, INC.                                      EPS WIRELESS, INC.

By: /s/ Mark H. Dunaway                                By: /s/ Mark B. Jones
    -----------------------------------                    ---------------------------------
    Name: Mark H. Dunaway                                  Name: Mark B. Jones
    Title: Chief Executive Officer                         Title: Vice President & Secretary

MERCURY PAGING &                                       HTB COMMUNICATIONS, INC.
COMMUNICATIONS, INC.

By: /s/ Mark H. Dunaway                                By: /s/ Mark H. Dunaway
    -----------------------------------                    ---------------------------------
    Name: Mark H. Dunaway                                  Name: Mark H. Dunaway
    Title: Chief Executive Officer                         Title: Chief Executive Officer

CUSTOM PAGE, INC.                                      M.P.C. DISTRIBUTORS, INC.

By: /s/ Mark H. Dunaway                                By: /s/ Mark H. Dunaway
    -----------------------------------                    ---------------------------------
    Name: Mark H. Dunaway                                  Name: Mark H. Dunaway
    Title: Chief Executive Officer                         Title: Chief Executive Officer